Graphic Packaging Holding Company Reports Third Quarter 2024 Financial Results

Third Quarter 2024 Highlights

•Return to positive packaging volume growth
•Innovation Sales Growth of $54 million
•Virtual Power Purchase Agreement advances commitment to reduce greenhouse gas emissions in Europe

Third Quarter 2024 Financial Results

•Net Sales $2,216 million, versus $2,349 million in 2023
•Net Income $165 million, versus $170 million in 2023
•Adjusted EBITDA $433 million, versus $482 million in 2023
•Adjusted EBITDA Margin 19.5%, versus 20.5% in 2023
•Earnings per Diluted Share $0.55, versus $0.55 in 2023
•Adjusted Earnings per Diluted Share $0.64, versus $0.74 in 2023
•Net Leverage 3.1x, versus 3.0x in third quarter 2023

ATLANTA, October 29, 2024 – Graphic Packaging Holding Company (NYSE: GPK) ("Graphic Packaging" or the "Company”), a global leader in sustainable consumer packaging, today reported third quarter 2024 results.

Net Income was $165 million, or $0.55 per share, based upon 302.6 million weighted average diluted shares. This compares to third quarter 2023 Net Income of $170 million, or $0.55 per share, based upon 309.2 million weighted average diluted shares. The third quarter of 2024 was impacted by a net charge from special items and amortization of purchased intangibles of $29 million and the third quarter of 2023 was impacted by a net charge from special items and amortization of purchased intangibles of $59 million. When adjusting for special items and amortization of purchased intangibles, Adjusted Net Income for the third quarter of 2024 was $194 million, or $0.64 per diluted share. This compares to third quarter 2023 Adjusted Net Income of $229 million, or $0.74 per diluted share.

Michael Doss, the Company’s President and CEO said, “In the third quarter, we saw our packaging volumes turn positive, after Europe's return to growth in the second quarter. Third quarter also saw the launch of new paperboard cup and container innovations for major Foodservice customers and the first-ever round BoardioTM paperboard canister for a leading collagen-protein brand. Our innovations are delivering real value for our customers and for consumers.

Despite volume challenges brought on first by customer and retailer destocking and later by the pressure consumers are feeling from price inflation, we are delivering margin strength and consistency in line with the best global consumer packaging companies. That speaks to the value of the portfolio we have created, the success of our sustainable packaging innovations, and our team’s commitment to outstanding execution. As volumes continue to improve and our Waco investment moves toward completion, cash generation will rise significantly, and we will deploy that cash to create substantial additional value for shareholders."

Operating Results

Net Sales

Net Sales decreased 6% or $133 million to $2,216 million in the third quarter of 2024, compared to $2,349 million in the prior year period. The decline was driven by a $109 million impact from the divestiture of the Augusta, GA bleached paperboard manufacturing facility and reduced open market sales participation, and a $35 million net decline in sales from packaging operations, where price declines were partially offset by volume growth. Other acquisitions and divestitures (excluding Augusta) had a $9 million favorable impact on sales in the quarter, while foreign exchange had a $2 million favorable impact.

EBITDA

EBITDA for the third quarter of 2024 was $417 million, $31 million lower than the third quarter of 2023. After adjusting both periods for business combinations and other special items, Adjusted EBITDA was $433 million in the third quarter of 2024 versus $482 million in the third quarter of 2023. The $49 million decline in Adjusted EBITDA was driven primarily by the divestiture of the Augusta, GA bleached paperboard manufacturing facility and related bleached paperboard price and volume declines of $34 million, and by previously disclosed weather and power issues of $25 million. Excluding those items, the impact of lower sales and modest inflation were offset by Net Performance. Other acquisitions and divestitures (excluding Augusta) had a $3 million favorable impact on EBITDA in the quarter, while foreign exchange had a $5 million favorable impact. Adjusted EBITDA Margin including the impact of the divestiture and reduced open market paperboard participation was 19.5% versus 20.5% in the prior year quarter.

Other Results and Commentary

Total Debt decreased $178 million to $5,430 million, and Net Debt decreased $158 million to $5,304 million, compared to the prior year third quarter. The Company's third quarter 2024 Net Leverage Ratio was 3.1x compared to 3.0x in the prior year quarter.

Capital expenditures in the quarter were $313 million, versus $207 million in the third quarter of 2023, primarily reflecting an acceleration in the timing of equipment purchases for the Waco, Texas recycled paperboard manufacturing facility.

The Company returned approximately $291 million to stockholders during the first nine months of 2024 through dividends and share repurchase activity. Regular dividends of approximately $30 million were paid in the third quarter.

2024 Annual Guidance and 2025 Commentary

The Company updated 2024 financial guidance:
•Full-year Adjusted EBITDA: $1.68 billion to $1.73 billion
•Adjusted Earnings per Diluted Share: $2.49 to $2.61

The Company is currently targeting 2025 financial results in line with the Vision 2030 base financial model:
•Low single-digit Sales growth
•Mid single-digit Adjusted EBITDA growth
•High single-digit Adjusted EPS growth

Innovation Sales Growth, Net Performance, and Non-GAAP Reconciliations

We define Innovation Sales Growth as incremental sales of a product that delivers a significant change in materials used, package functionality, or design to a new or existing customer. We define Net Performance as the impact of cost and productivity initiatives, production efficiencies and/or disruptions, and other operating impacts. A tabular reconciliation of EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, Adjusted EPS, Adjusted Net Cash Provided by Operating Activities, Adjusted Cash Flow, Net Debt and Net Leverage is attached to this release.

Earnings Call

The Company will host a conference call at 10:00 a.m. ET today (October 29, 2024) to discuss the results of third quarter 2024. The conference call will be webcast and can be accessed from the Investors website at https://investors.graphicpkg.com. Participants may also listen via telephone by using the following dial-in numbers:

Toll-Free: 888-506-0062
International: 973-528-0011
Participant Access Code: 525323
Investors: Investor.Relations@graphicpkg.com
Media: Comms@graphicpkg.com

Forward Looking Statements

Any statements of the Company's expectations in this press release, including but not limited to volume and cash generation increases, 2024 Adjusted EBITDA and Adjusted Earning per Diluted Share guidance, and 2025 commentary on sales, Adjusted EBITDA and Adjusted EPS growth, constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on currently available information and are subject to various risks and uncertainties that could cause actual results to differ materially from the Company's present expectations. These risks and uncertainties include, but are not limited to, inflation of and volatility in raw material and energy costs, continuing pressure for lower cost products, the Company’s ability to implement its business strategies, including productivity initiatives, cost reduction plans, as well as the Company’s debt level, currency movements and other risks of conducting business internationally and the impact of regulatory and litigation matters, including the continued availability of the Company's U.S. federal income tax attributes to offset U.S. federal income taxes and the timing related to the Company’s future U.S. federal income tax payments. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date on which they are made and the Company undertakes no obligation to update such statements, except as required by law. Additional information regarding these and other risks is contained in the Company's periodic filings with the SEC.

About Graphic Packaging Holding Company

Graphic Packaging Holding Company (NYSE: GPK), headquartered in Atlanta, Georgia, designs and produces consumer packaging made primarily from renewable or recycled materials. An industry leader in innovation, the Company is committed to reducing the environmental footprint of consumer packaging. Graphic Packaging operates a global network of design and manufacturing facilities serving the world's most widely recognized brands in food, beverage, foodservice, household, and other consumer products. Learn more at www.graphicpkg.com.

GRAPHIC PACKAGING HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In millions, except per share amounts	2024	2023	2024	2023
Net Sales	$2,216	$2,349	$6,712	$7,179
Cost of Sales	1,714	1,799	5,203	5,563
Selling, General and Administrative	191	220	603	622
Other Expense, Net	17	15	49	48
Business Combinations, Exit Activities and Other Special Items, Net	16	28	(23)	62
Income from Operations	278	287	880	884
Nonoperating Pension and Postretirement Benefit Expense	(1)	(1)	(2)	(2)
Interest Expense, Net	(58)	(62)	(177)	(180)
Income before Income Taxes	219	224	701	702
Income Tax Expense	(55)	(54)	(182)	(175)
Income before Equity Income of Unconsolidated Entity	164	170	519	527
Equity Income of Unconsolidated Entity	1	—	1	—
Net Income	$165	$170	$520	$527

Net Income Per Share - Basic	$0.55	$0.55	$1.71	$1.71
Net Income Per Share - Diluted	$0.55	$0.55	$1.70	$1.70

Weighted Average Number of Shares Outstanding - Basic	301.3	308.3	304.9	308.4
Weighted Average Number of Shares Outstanding - Diluted	302.6	309.2	306.1	309.3

GRAPHIC PACKAGING HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

In millions, except share and per share amounts	September 30, 2024	December 31, 2023
ASSETS
Current Assets:
Cash and Cash Equivalents	$126	$162
Receivables, Net	971	835
Inventories, Net	1,748	1,754
Assets Held for Sale	11	—
Other Current Assets	134	94
Total Current Assets	2,990	2,845
Property, Plant and Equipment, Net	5,028	4,992
Goodwill	2,034	2,103
Intangible Assets, Net	714	820
Other Assets	465	415
Total Assets	$11,231	$11,175

LIABILITIES
Current Liabilities:
Short-Term Debt and Current Portion of Long-Term Debt	$31	$764
Accounts Payable	937	1,094
Other Accrued Liabilities	761	731
Total Current Liabilities	1,729	2,589
Long-Term Debt	5,372	4,609
Deferred Income Tax Liabilities	626	731
Other Noncurrent Liabilities	493	464

SHAREHOLDERS’ EQUITY
Preferred Stock, par value $0.01 per share; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common Stock, par value $0.01 per share; 1,000,000,000 shares authorized; 300,135,726 and 306,058,815 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	3	3
Capital in Excess of Par Value	2,042	2,062
Retained Earnings	1,302	1,029
Accumulated Other Comprehensive Loss	(338)	(313)
Total Graphic Packaging Holding Company Shareholders’ Equity	3,009	2,781
Noncontrolling Interest	2	1
Total Equity	3,011	2,782
Total Liabilities and Shareholders' Equity	$11,231	$11,175

GRAPHIC PACKAGING HOLDING COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended
	September 30,
In millions	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$520	$527
Adjustments to Reconcile Net Income to Net Cash Provided by (Used in) Operating Activities:
Depreciation and Amortization	420	465
Deferred Income Taxes	(108)	18
Amount of Postretirement Expense Less Than Funding	(4)	(6)
Gain on Disposal of Business	(75)	—
Asset Impairment Charges	—	23
Other, Net	42	61
Changes in Operating Assets and Liabilities	(444)	(386)
Net Cash Provided by Operating Activities	351	702
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital Spending	(869)	(575)
Packaging Machinery Spending	(24)	(17)
Acquisition of Businesses, Net of Cash Acquired	—	(361)
Proceeds from the Sale of Business	711	—
Beneficial Interest on Sold Receivables	157	110
Beneficial Interest Obtained in Exchange for Proceeds	(74)	(27)
Other, Net	(3)	(5)
Net Cash (Used In) Investing Activities	(102)	(875)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of Common Stock	(200)	(37)
Proceeds from Issuance of Debt	756	—
Retirement of Long-Term Debt	(700)	—
Payments on Debt	(19)	(18)
Borrowings under Revolving Credit Facilities	3,822	3,631
Payments on Revolving Credit Facilities	(3,815)	(3,266)
Repurchase of Common Stock related to Share-Based Payments	(24)	(22)
Debt Issuance Costs	(15)	—
Dividends Paid	(91)	(92)
Other, Net	6	(8)
Net Cash (Used In) Provided By Financing Activities	(280)	188
Decrease in Cash and Cash Equivalents, including Cash classified within Assets Held for Sale	(31)	15
Less Cash reclassified to Assets Held for Sale	—	11
Effect of Exchange Rate Changes on Cash	(5)	(8)
Net Decrease in Cash and Cash Equivalents	(36)	(4)
Cash and Cash Equivalents at Beginning of Period	162	150
Cash and Cash Equivalents at End of Period	$126	$146

GRAPHIC PACKAGING HOLDING COMPANY
Reconciliation of Non-GAAP Financial Measures

The tables below set forth the calculation of the Company's earnings before interest expense, income tax expense, depreciation and amortization, including pension amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Earnings Per Share, Adjusted Net Cash Provided by Operating Activities, Adjusted Cash Flow, Net Leverage Ratio, and Total Net Debt. Adjusted EBITDA and Adjusted Net Income exclude gains or charges associated with: the Company's business combinations, facility shutdowns, and other special items. The Company's management believes that the presentation of EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, Adjusted Net Cash Provided by Operating Activities, Adjusted Cash Flow, and Net Leverage Ratio provides useful information to investors because these measures are regularly used by management in assessing the Company's performance. EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, Adjusted Net Cash Provided by Operating Activities, Adjusted Cash Flow, and Net Leverage Ratio are financial measures not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), and are not measures of net income, operating income, operating performance, or liquidity presented in accordance with GAAP.

EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, Adjusted Net Cash Provided by Operating Activities, Adjusted Cash Flow, and Net Leverage Ratio should be considered in addition to results prepared in accordance with GAAP, but should not be considered substitutes for or superior to GAAP results. In addition, our EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, Adjusted Net Cash Provided by Operating Activities, Adjusted Cash Flow, and Net Leverage Ratio may not be comparable to Adjusted EBITDA or similarly titled measures utilized by other companies since such other companies may not calculate such measures in the same manner as we do.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In millions, except per share amounts	2024	2023	2024	2023
Net Income	$165	$170	$520	$527
Add (Subtract):
Income Tax Expense	55	54	182	175
Equity Income of Unconsolidated Entity	(1)	—	(1)	—
Interest Expense, Net	58	62	177	180
Depreciation and Amortization	140	162	423	469
EBITDA	417	448	1,301	1,351
Charges (Gains) Associated with Business Combinations, Exit Activities and Other Special Items, Net (a)	16	34	(23)	68
Adjusted EBITDA	$433	$482	$1,278	$1,419

Adjusted EBITDA Margin (Adjusted EBITDA/Net Sales)	19.5%	20.5%	19.0%	19.8%

Net Income	$165	$170	$520	$527
Charges (Gains) Associated with Business Combinations, Exit Activities and Other Special Items, Net (a)	16	34	(23)	68
Accelerated Depreciation Related to Exit Activities	2	21	17	53
Amortization Related to Purchased Intangible Assets	21	22	61	65
Tax Impact of Business Combinations, Exit Activities and Other Special Items, Net, Accelerated Depreciation and Other Tax Items	(10)	(18)	5	(44)
Adjusted Net Income	$194	$229	$580	$669

Adjusted Earnings Per Share - Basic	$0.64	$0.74	$1.90	$2.17
Adjusted Earnings Per Share - Diluted	$0.64	$0.74	$1.89	$2.16

(a) For the three and nine months ended September 30, 2023, $6 million is recorded in costs of sales for inventory write-offs related to the CRB machine decommission.

GRAPHIC PACKAGING HOLDING COMPANY
Reconciliation of Non-GAAP Financial Measures
(Continued)

	Twelve Months Ended
	September 30,	September 30,	December 31,
In millions	2024	2023	2023
Net Income	$716	$683	$723
Add (Subtract):
Income Tax Expense	217	235	210
Equity Income of Unconsolidated Entity	(2)	—	(1)
Interest Expense, Net	236	234	239
Depreciation and Amortization	578	607	624
EBITDA	$1,745	$1,759	$1,795
(Gains) Charges Associated with Business Combinations, Exit Activities and Other Special Items, Net	(10)	73	81
Adjusted EBITDA	$1,735	$1,832	$1,876

	September 30,	September 30,	December 31,
Calculation of Net Debt:	2024	2023	2023
Short-Term Debt and Current Portion of Long-Term Debt	$31	$762	$764
Long-Term Debt (a)	5,399	4,846	4,632
Less:
Cash and Cash Equivalents	(126)	(146)	(162)
Net Debt	$5,304	$5,462	$5,234

Net Leverage Ratio (Net Debt/Adjusted EBITDA)	3.1	3.0	2.8
(a) Excludes unamortized deferred debt issue costs.

	Nine Months Ended September 30,
In millions	2024	2023
Net Cash Provided by Operating Activities	$351	$702
Net Cash Receipts from Receivables Sold included in Investing Activities	83	83
Cash Payments Associated with Business Combinations, Exit Activities and Other Special Items, Net	171	16
Adjusted Net Cash Provided by Operating Activities	$605	$801
Capital Spending	(893)	(592)
Adjusted Cash Flow	$(288)	$209